GENERAL SECURITY AGREEMENT

THIS GENERAL SECURITY AGREEMENT made as of the 6th day of August, 2008.

BETWEEN:

BIOSHAFT WATER TECHNOLOGY, INC.

Suite 201 – 184 Technology Drive

Irvine, California

92618

(the "Debtor")

AND:

PREMIER FINANCIAL AND MARKETING CO. LTD.

Rm 805  Tower 2 Lippo Centre

89 Queensway

Hong Kong

(the “Holder”)

I

SECURITY

1.1

For value received, the Debtor grants and creates the security constituted by this Security Agreement and agrees to the terms, covenants, agreements, conditions, provisos and other matters set out in this Security Agreement.

1.2

As general and continuing security for the Obligations (as defined in section 2.1 hereof), the Debtor:

1.2.1

hereby grants to the Holder, by way of mortgage, charge, assignment and transfer, a security interest in all of the Debtor's present and after acquired personal property of whatsoever nature and kind and wheresoever situate and all Proceeds thereof and therefrom, renewals thereof, Accessions thereto and substitutions therefor, (all of which are herein collectively called the "Collateral"), including, without limiting the generality of the foregoing, all presently owned or held and hereafter acquired right, title and interest of the Debtor in and to all Goods (including all accessories, attachments, additions and Accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Licences, Money, Securities, and all:

(a)

Inventory of whatsoever nature and kind and wheresoever situate;

(b)

Equipment (other than Inventory) of whatsoever nature and kind and wheresoever situate, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature and kind;

(c)

book accounts and book debts and generally all Accounts, debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit, letters of guarantee and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Debtor (all of which are herein collectively called the "Debts");

(d)

deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

(e)

contractual rights and insurance claims and all goodwill, patents, trademarks, copyrights, and other industrial property;

(f)

monies other than trust monies lawfully belonging to others; and

(g)

personal property described in any schedule now or hereafter annexed hereto.

1.3

In this Security Agreement:

1.3.1

any reference to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof";

1.3.2

any reference to "Security Agreement" shall, unless the context otherwise requires, be deemed a reference to this General Security Agreement as amended from time to time by written agreement together with the schedules hereto and any schedules added hereto pursuant to the provisions hereof;

1.4

The Holder and the Debtor have not agreed to postpone the time for attachment of the security interest granted hereby and the Debtor and the Holder intend that the security interest granted hereby shall attach to presently owned or held Collateral forthwith upon execution of this Security Agreement and shall attach to hereafter acquired Collateral forthwith upon acquisition of any right, title and interest of the Debtor in such Collateral.

1.5

The security interest in Consumer Goods hereby granted shall not become effective until, but shall become effective immediately when, the Holder notifies the Debtor in writing that it is effective.

1.6

The last 10 days of the term created by any lease or agreement therefor are hereby excepted out of the security constituted by this Security Agreement but the Debtor shall stand possessed of the reversion thereby remaining upon trust to assign and dispose thereof to any third party as the Holder shall direct.

II

OBLIGATIONS SECURED

2.1

The security constituted by this Security Agreement is general and continuing security for payment, performance and satisfaction of each and every obligation, indebtedness and liability of the Debtor to the Holder (including interest thereon), present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof, including all future advances and re-advances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Debtor be bound alone or with another or others and whether as principal or surety, (all of which obligations, indebtedness and liabilities are herein collectively called the "Obligations").

2.2

This Security Agreement and the security constituted hereby are in addition to and not in substitution for any other security or securities which the Holder may now or from time to time hold or take from the Debtor or from any other person whomsoever.

III

REPRESENTATIONS AND WARRANTIES OF THE DEBTOR

3.1

The Debtor represents and warrants that, and, so long as this Security Agreement remains in effect, shall be deemed to continuously represent and warrant that:

3.1.1

this Security Agreement has been authorized, executed and delivered in accordance with resolutions of the directors (and of the shareholders as applicable) of the Debtor and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Security Agreement, the creation of the security constituted hereby and the performance of the Debtor's obligations hereunder, legal, valid and binding;

3.1.2

the Collateral is genuine and is owned by the Debtor free of all security interests, mortgages, liens, claims, charges and other encumbrances (herein collectively called "Encumbrances"), save for the security constituted by this Security Agreement, those Encumbrances shown on the Encumbrance Schedule and those Encumbrances approved in writing by the Holder;

3.1.3

the Debtor has good and lawful authority to create the security in the Collateral constituted by this Security Agreement;

3.1.4

each Debt, Chattel Paper and Instrument included in Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"), and the amount represented by the Debtor to the Holder from time to time as owing by each Account Debtor or by all Account Debtors will be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, except for normal cash discounts where applicable, and no Account Debtor will have any defense, set off, claim or counterclaim against the Debtor which can be asserted against the Holder, whether in any proceeding to enforce the Collateral or otherwise; and

3.1.5

with respect to Goods (including Inventory) comprised in the Collateral, the locations specified in the Location Schedule are accurate and complete (save for Goods in transit to such locations and Inventory on lease or consignment) and all fixtures or Goods about to become fixtures which form part of the Collateral will be situate at one of the locations specified in the Location Schedule.

IV

COVENANTS OF THE DEBTOR

4.1

The Debtor covenants and agrees that at all times while this Security Agreement remains in effect the Debtor will:

4.1.1

defend the Collateral for the benefit of the Holder against the claims and demands of all other persons;

4.1.2

not, without the prior written consent of the Holder:

(a)

create or permit to exist any Encumbrance against any of the Collateral which ranks or could in any event rank in priority to or pari passu with the security constituted by this Security Agreement, save for:

(i)

those Encumbrances shown in the Encumbrance Schedule; and

(ii)

Encumbrances approved in writing by the Holder prior to creation or assumption; or

(b)

grant, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral;

provided always, that, until default, the Debtor may, in the ordinary course of the Debtor's business, sell or lease Inventory and, subject to section 5.2 hereof, use monies available to the Debtor;

4.1.3

not, without the prior written consent of the Holder:

(a)

declare or pay any dividends;

(b)

purchase or redeem any of its shares or otherwise reduce its share capital;

(c)

become guarantor of any obligation;

(d)

become an endorser in respect of any obligation or otherwise become liable upon any note or other obligation other than bills of exchange deposited to the bank account of the Debtor;

4.1.4

fully and effectively maintain and keep maintained valid and effective the security constituted by this Security Agreement;

4.1.5

notify the Holder promptly of:

(a)

any change in the information contained herein or in the Schedules hereto relating to the Debtor, the Debtor's name, the Debtor's business or the Collateral;

(b)

the details of any significant acquisition of Collateral;

(c)

the details of any claims or litigation affecting the Debtor or the Collateral;

(d)

any loss or damage to the Collateral;

(e)

any default by any Account Debtor in payment or other performance of obligations of the Account Debtor comprised in the Collateral; and

(f)

the return to, or repossession by, the Debtor of Collateral;

4.1.6

keep the Collateral in good order, condition and repair (in the locations specified in the Location Schedule or such other locations as the Holder may approve in writing) and not use the Collateral in violation of the provisions of this Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;

4.1.7

carry on and conduct the business of the Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Debtor's business as well as accurate and complete records concerning the Collateral and, at the Holder's request, mark any and all such records and the Collateral so as to indicate the security constituted by this Security Agreement;

4.1.8

forthwith pay:

(a)

all obligations to its employees and all obligations to others which relate to its employees when due, including, without limitation, all taxes, duties, levies, government fees, claims and dues related to its employees;

(b)

all taxes, assessments, rates, duties, levies, government fees, claims and dues lawfully levied, assessed or imposed upon it or the Collateral when due, unless the Debtor shall in good faith contest its obligations so to pay and shall furnish such security as the Holder may require; and

(c)

all Encumbrances which rank or could in any event rank in priority to or pari passu with the security constituted by this Security Agreement, other than the Encumbrances, if any, shown in the Encumbrance Schedule hereto and those approved in writing by the Holder;

4.1.9

prevent the Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an Accession to other property not secured by this Security Agreement;

4.1.10

insure the Collateral for such periods, in such amounts, on such terms and against loss or damage by fire and such other risks as the Holder shall reasonably direct (but in any event in accordance with prudent business practice and for not less than the full replacement cost thereof) with loss payable to the Holder and the Debtor, as insureds, as their respective interests may appear, and to pay all premiums for such insurance;

4.1.11

deliver to the Holder from time to time promptly upon request:

(a)

any Documents of Title, Instruments, Securities and Chattel Paper comprised in or relating to the Collateral;

(b)

all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same;

(c)

all financial statements prepared by or for the Debtor regarding the Debtor's business;

(d)

all policies and certificates of insurance relating to the Collateral; and

(e)

such information concerning the Collateral, the Debtor and Debtor's business and affairs as the Holder may reasonably require;

4.1.12

forthwith pay all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) which may be incurred by the Holder in:

(a)

inspecting the Collateral;

(b)

negotiating, preparing, perfecting and registering this Security Agreement and other documents, whether or not relating to this Security Agreement;

(c)

investigating title to the Collateral;

(d)

taking, recovering, keeping possession of and insuring the Collateral;

(e)

connection with any disclosure requirements under the PPSA; and

(f)

all other actions and proceedings taken in connection with the preservation of the Collateral and the confirmation, perfection and enforcement of this Security Agreement and of any other security held by the Holder as security for the Obligations;

4.1.13

at the Holder's request at any time and from time to time execute and deliver such further and other documents and instruments and do all other acts and things as the Holder reasonably requires in order to give effect to this Security Agreement or to confirm and perfect, and maintain perfection of, the security constituted by this Security Agreement in favour of the Holder; and

4.1.14

permit the Holder and its representatives, at all reasonable times, access to all the Debtor's property, assets and undertakings and to all its books of account and records for the purpose of inspection and render all assistance necessary for such inspection.

V

PAYMENTS AND PROCEEDS

5.1

Before or after default under this Security Agreement, the Holder may notify all or any Account Debtors of the security constituted by this Security Agreement and may also direct such Account Debtors to make all payments on the Collateral to the Holder.

5.2

The Debtor acknowledges that any payments on or other proceeds of the Collateral received by the Debtor from Account Debtors, whether before or after notification of the security constituted by this Security Agreement to Account Debtors and whether before or after default under this Security Agreement, shall be received and held by the Debtor in trust for the Holder and shall be turned over to the Holder forthwith upon request.

VI

HOLDER ACTIONS

6.1

The Debtor hereby authorizes the Holder to file such financing statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying the Collateral or any permitted Encumbrances affecting the Collateral or identifying the locations at which the Debtor's business is carried on and the Collateral and records relating thereto are situate) as the Holder may deem appropriate to perfect and continue the security constituted hereby, to protect and preserve the Collateral and to realize upon the security constituted hereby and the Debtor hereby irrevocably constitutes and appoints the Holder the true and lawful attorney of the Debtor, with full power of substitution, to do any of the foregoing in the name of the Debtor whenever and wherever it may be deemed necessary or expedient by the Holder.

6.2

The Holder may charge for its reasonable costs incurred in connection with any disclosure requirements under the PPSA.

6.3

If the Debtor fails to perform any of its Obligations hereunder, the Holder may, but shall not be obliged to, perform any or all of such Obligations without prejudice to any other rights and remedies of the Holder hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred in connection therewith shall be payable by the Debtor to the Holder forthwith with interest until paid at the highest rate borne by any of the Obligations and such amounts shall form part of the Obligations and constitute a charge upon the Collateral in favour of the Holder prior to all claims subsequent to this Security Agreement.

VII

EVENTS OF DEFAULT

7.1

The Debtor shall be in default under this Security Agreement, unless otherwise agreed in writing by the Holder, upon the occurrence of any of the following events:

7.1.1

the Debtor makes default in payment when due of any of the Obligations which are indebtedness or liabilities, or the Debtor fails to perform or satisfy any other of the Obligations; or

7.1.2

the Debtor is in breach of any term, condition, proviso, agreement or covenant to the Holder, or any representation or warranty given by the Debtor to the Holder is untrue, whether or not any such term, condition, proviso, agreement or covenant, representation or warranty is contained in this Security Agreement; or

7.1.3

there is instituted by or against the Debtor any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding-up of affairs of, the Debtor; or

7.1.5

the Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets or commits or threatens to commit an act of bankruptcy; or

7.1.6

a receiver, receiver and manager or receiver-manager of all or any part of the Collateral or of any other property, assets or undertakings of the Debtor is appointed; or

7.1.7

any execution, sequestration, extent or other process of any court becomes enforceable against the Debtor or a distress or analogous process is levied upon the Collateral or any part thereof; or

7.1.8

an order is made or an effective resolution is passed for winding-up the Debtor; or

7.1.9

without the prior written consent of the Holder, the Debtor creates or permits to exist any Encumbrance against any of the Collateral which ranks or could in any event rank in priority to or pari passu with the security constituted by this Security Agreement; or

7.1.10

the holder of any Encumbrance against any of the Collateral does anything to enforce or realize on such Encumbrance; or

7.1.11

the Debtor enters into any reconstruction, reorganization, amalgamation, merger or other similar arrangement with any other person; or

7.1.12

the Holder in good faith believes and has commercially reasonable grounds to believe that the prospect of payment or performance of any of the Obligations is impaired or that any of the Collateral is or is about to be placed in jeopardy.

VIII

ENFORCEMENT

8.1

The Holder may make demand for payment at any time of any or all of the Obligations which are payable upon demand (whether or not there is any default under this Security Agreement) and, upon any default under this Security Agreement, the Holder may declare any or all of the Obligations which are not payable on demand to become immediately due and payable.

8.2

Upon default under this Security Agreement, the security hereby constituted will immediately become enforceable.

8.3

To enforce and realize on the security constituted by this Security Agreement the Holder may take any action permitted by law or in equity, as it may deem expedient, and in particular, without limiting the generality of the foregoing, the Holder may do any one or more of the following:

8.3.1

appoint by instrument a receiver, receiver and manager or receiver-manager (the person so appointed is herein called the "Receiver") of the Collateral, with or without bond as the Holder may determine, and from time to time in its sole discretion remove such Receiver and appoint another in its stead;

8.3.2

enter upon any premises of the Debtor and take possession of the Collateral with power to exclude the Debtor, its agents and its servants therefrom, without becoming liable as a mortgagee in possession;

8.3.3

preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Holder may deem advisable;

8.3.4

sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Holder may seem reasonable, provided that the Debtor will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received; and

8.3.5

exercise all of the rights and remedies of a secured party under the PPSA.

8.4

A Receiver appointed pursuant to this Security Agreement shall be the agent of the Debtor and not of the Holder and, to the extent permitted by law or to such lesser extent permitted by its appointment, shall have all the powers of the Holder hereunder, and in addition shall have power to carry on the business of the Debtor and for such purpose from time to time to borrow money either secured or unsecured, and if secured by a security on any of the Collateral, any such security may rank in priority to or pari passu with or behind the security constituted by this Security Agreement, and if it does not so specify such security shall rank in priority to the security constituted by this Security Agreement.

8.5

Any costs, charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Holder in connection with or incidental to:

8.5.1

the exercise by the Holder of all or any of the powers granted to it pursuant to this Security Agreement; and

8.5.2

the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted by the Receiver pursuant to this Security Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver;

shall be payable by the Debtor to the Holder forthwith with interest until paid at the highest rate borne by any of the Obligations and such amounts shall form part of the Obligations and constitute a charge upon the Collateral in favour of the Holder prior to all claims subsequent to this Security Agreement.

8.6

Subject to applicable law and the claims, if any, of the creditors of the Debtor ranking in priority to the security constituted by this Security Agreement, all amounts realized from the disposition of the Collateral pursuant to this Security Agreement will be applied as the Holder, in its sole discretion, may direct as follows:

FIRSTLY:

in or toward payment to the Holder of the costs, charges and expenses referrred to in sections 6.3 and 8.5 and other obligations arising under this Security Agreement;

SECONDLY:

in or toward payment to the Holder of all principal and other monies (except interest) unpaid in respect of the Obligations;

THIRDLY:

in or toward payment to the Holder of all interest remaining unpaid in respect of the Obligations; and

FOURTHLY:

any surplus will be paid to the Debtor.

IX

DEFICIENCY

9.1

If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full to the Holder, the Debtor will immediately pay to the Holder the amount of such deficiency.

X

RIGHTS CUMULATIVE

10.1

All rights and remedies of the Holder set out in this Security Agreement are cumulative and no right or remedy contained herein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or in any existing or future security agreement or now or hereafter existing at law or in equity or pursuant to any other agreement between the Debtor and the Holder that may be in effect from time to time.

XI

APPOINTMENT OF ATTORNEY

11.1

The Debtor hereby irrevocably appoints the Holder or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Debtor for and in the name of the Debtor to sign, endorse or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances or consents that the Debtor is obliged to sign, endorse or execute and generally to use the name of the Debtor and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Holder or the Receiver, as the case may be, pursuant to this Security Agreement.

XII

LIABILITY OF HOLDER

12.1

The Holder shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfillment of contracts during any period when the Holder shall manage the Collateral upon entry or manage the business of the Debtor, as herein provided, nor shall the Holder be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss or realization or for any default or omission for which a mortgagee in possession may be liable.

12.2

The Holder shall not be bound to do, observe or perform or to see to the observance or performance by the Debtor of any obligations or covenants imposed upon the Debtor nor shall the Holder, in the case of Securities, Instruments or Chattel Paper, be obliged to reserve rights against other persons, nor shall the Holder be obliged to keep any of the Collateral identifiable.

12.3

The Holder shall not be obliged to inquire into the right of any person purporting to be entitled under the PPSA to information and materials from the Holder by making a demand upon the Holder for such information and materials and the Holder shall be entitled to comply with such demand and shall not be liable for having complied with such demand notwithstanding that such person may in fact not be entitled to make such demand.

12.4

The Debtor will indemnify the Holder and hold the Holder harmless from and against any and all claims, costs, losses, demands, actions, causes of action, lawsuits, damages, penalties, judgments and liabilities of whatsoever nature and kind in connection with or arising out of this Security Agreement including, without limiting the generality of the foregoing, in connection with or arising out of any representation or warranty given by the Debtor, being untrue, the breach of any term, condition, proviso, agreement or covenant to the Holder, or the exercise of any of the rights and or remedies of the Holder, or any transaction contemplated in this Security Agreement.

12.5

The Debtor hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Holder than provided in this Security Agreement.

XIII

APPROPRIATION OF PAYMENTS AND OFFSET

13.1

Subject to any applicable provisions of the PPSA, any and all payments made in respect of the Obligations from time to time and monies realized from any security held therefor (including monies collected in accordance with or realized on any enforcement of this Security Agreement) may be applied to such part or parts of the Obligations as the Holder may see fit, and the Holder may at all times and from time to time change any appropriation as the Holder may see fit or, at the option of the Holder, such payments and monies may be held unappropriated in a collateral account or released to the Debtor, all without prejudice to the liability of the Debtor or to the rights of the Holder hereunder.

13.2

Without limiting any other right of the Holder, whenever any of the Obligations is immediately due and payable or the Holder has the right to declare any of the Obligations to be immediately due and payable (whether or not it has so declared), the Holder may, in its sole discretion, set off against any of the Obligations any and all monies then owed to the Debtor by the Holder in any capacity, whether or not due and to do so even though any charge therefor is made or entered on the Holder's records subsequent thereto, and the Holder shall be deemed to have exercised such right to set off immediately at the time of making its decision.

XIV

LIABILITY TO ADVANCE, ETC.

14.1

Except to the extent that the Holder:

14.1.1

by accepting bills of exchange drawn on it by the Debtor; or

14.1.2

by issuing letters of credit or letters of guarantee on the application of the Debtor;

is required to advance monies on the maturity of such bills or pursuant to such letters of credit or letters of guarantee, as the case may be, none of the preparation, execution, perfection and registration of this Security Agreement or the advance of any monies shall bind the Holder to make any advance or loan or further advance or loan, or renew any note or extend any time for payment of any indebtedness or liability of the Debtor to the Holder or extend any term for performance or satisfaction of any obligation of the Debtor to the Holder.

14.2

Nothing herein contained shall in any way oblige the Holder to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Obligations or any of them.

XV

WAIVER

15.1

No delay or omission by the Holder in exercising any right or remedy hereunder or with respect to any of the Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

15.2

The Holder may from time to time and at any time waive in whole or in part any right, benefit or default under any section of this Security Agreement but any such waiver of any right, benefit or default on any occasion shall be deemed not to be a waiver of any such right, benefit or default thereafter, or of any other right, benefit or default, as the case may be.

XVI

EXTENSIONS

16.1

The Holder may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security, and otherwise deal with the Debtor, Account Debtors of the Debtor, sureties and others and with the Collateral and other security as the Holder may see fit without prejudice to the liability of the Debtor or the Holder's right to hold and realize on the security constituted by this Security Agreement.

XVII

ASSIGNMENT

17.1

The Holder may, without further notice to the Debtor, at any time mortgage, charge, assign, transfer or grant a security interest in this Security Agreement and the security constituted hereby.

17.2

The Debtor covenants and agrees that the assignee, transferee or secured party of the Holder, as the case may be, shall have all of the Holder's rights and remedies under this Security Agreement and the Debtor will not assert any defence, counterclaim, right of set-off or otherwise any claim which it now has or hereafter acquires against the Holder in any action commenced by such assignee, transferee or secured party, as the case may be, and will pay the Obligations to the assignee, transferee or secured party, as the case may be, as the Obligations become due.

XIII

SATISFACTION AND DISCHARGE

18.1

Any partial payment or satisfaction of the Obligations, or any ceasing by the Debtor to be indebted to the Holder, shall be deemed not to be redemption or discharge of the security constituted by this Security Agreement.

18.2

The Debtor shall be entitled to a release and discharge of the security constituted by this Security Agreement upon full payment, performance and satisfaction of all Obligations, or the securing of the Obligations to the satisfaction of the Holder, and upon written request by the Debtor and payment to the Holder of all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred by the Holder in connection with the Obligations and such release and discharge.

XIX

NO MERGER

19.1

This Security Agreement shall not operate so as to create any merger or discharge of any of the Obligations, or any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security in any form held or which may hereafter be held by the Holder from the Debtor or from any other person whomsoever.

19.2

The taking of a judgment with respect to any of the Obligations will not operate as a merger of any of the terms, conditions, covenants, agreements or provisos contained in this Security Agreement.

19.3

The release and discharge of the security constituted by this Security Agreement by the Holder shall not operate as a release or discharge of any right of the Holder to be indemnified and held harmless by the Debtor pursuant to section 12.4 hereof or of any other right of the Holder against the Debtor arising under this Security Agreement prior to such release and discharge.

XX

INTERPRETATION

20.1

In this Security Agreement:

20.1.1

the invalidity or unenforceability of the whole or any part of any section shall not affect the validity or enforceability of any other section or the remainder of such section;

20.1.2

the headings have been inserted for reference only and shall not define, limit, alter or enlarge the meaning of any provision of this Security Agreement; and

20.1.3

when the context so requires, the singular shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

XXI

NOTICE

21.1

Whenever either the Holder or the Debtor hereto is required or entitled to notify or direct the other or to make a demand upon or request of the other relating to the Collateral, this Security Agreement or the PPSA, such notice, direction, demand or request shall be sufficiently given if given in writing and delivered to the party for whom it is intended at the address of such party herein or as changed pursuant hereto or if sent by prepaid registered mail addressed to the party for whom it is intended at the address of such party herein set forth or as changed pursuant hereto.

21.2

Either the Holder or the Debtor may notify the other in accordance herewith of any change in its principal address to be used for the purposes hereof.

XXII

VARIATION

22.1

Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

XXIII

ENUREMENT

23.1

This Security Agreement shall enure to the benefit of the Holder and its successors and assigns and shall be binding upon the successors and permitted assigns of the Debtor.

XXIV

COPY OF AGREEMENT AND FINANCING STATEMENT

24.1

The Debtor hereby:

24.1.1

acknowledges receiving a copy of this Security Agreement; and

24.1.2

waives all rights to receive from the Holder a copy of any financing statement, financing change statement or verification statement filed at any time or from time to time in respect of this Security Agreement.

XXV

GOVERNING LAW

25.1

This Security Agreement shall be governed by and construed in accordance with the laws of the State of California in effect from time to time.

25.3

For the purpose of legal proceedings this Security Agreement shall be deemed to have been made in the State of California and to be performed there and the courts of the State of California shall have jurisdiction over all disputes which may arise under this Security Agreement and the Debtor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such courts, provided always that nothing herein contained shall prevent the Holder from proceeding at its election against the Debtor in the courts of any other province, country or jurisdiction.

IN WITNESS WHEREOF the Debtor has executed this Security Agreement as of the day and year first above written.

BIOSHAFT WATER TECHNOLOGY, INC.

by:

/s/

Authorized Signatory

/s/

Authorized Signatory

ENCUMBRANCE SCHEDULE

PRIOR ENCUMBRANCES:

NIL